UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 19, 2026 (March 18, 2026)
CVS HEALTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island	02895
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(401) 765-1500

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d): On March 18, 2026, the Board of Directors (the “Board”) of CVS Health Corporation (“CVS Health” or the “Company”) elected John E. Gallina to serve on the Board, effective March 19, 2026.

Mr. Gallina, age 66, is the former Executive Vice President and Chief Financial Officer (“CFO”) of Elevance Health, Inc. (“Elevance”; NYSE: ELV) a leading health benefits provider. Mr. Gallina served in the CFO role for Elevance from June 2016 through November 1, 2023, then served as EVP and Advisor to the CEO from November 1, 2023 until May 2024, when he retired. During the course of his nearly 30-year career with Elevance, Mr. Gallina held a number of finance and audit-related roles, including Chief Accounting Officer and Chief Risk Officer. Prior to joining Elevance, Mr. Gallina was a senior audit manager and a certified public accountant at Coopers & Lybrand. Mr. Gallina has a bachelor’s degree in business administration from The Ohio State University.

Mr. Gallina is currently a member of the Board of Directors of Arrive AI Inc. (Nasdaq: ARAI), a developmental technology company with a focus on autonomous deliveries, and is chair of Arrive AI’s audit committee. Mr. Gallina is also a member of the boards of privately held non-profit entities The Allied Solutions Center for the Performing Arts (Carmel, IN) and the Western Golf Association/Evans Scholars Foundation.

Mr. Gallina was determined by the CVS Health Board to be “independent” under the Corporate Governance Rules of the New York Stock Exchange and under the Company’s Corporate Governance Guidelines. Effective at the time of his election Mr. Gallina was also appointed to the Audit Committee of the Board and was designated an “audit committee financial expert” under relevant SEC rules. Mr. Gallina’s compensation for service as a non-employee director of CVS Health will be consistent with that of the Company’s other non-employee directors, subject to proration to reflect the commencement date of his service on the Board. The Company’s director compensation practices are described under the caption “Non-Employee Director Compensation” in CVS Health’s annual proxy statement filed with the U.S. Securities and Exchange Commission on April 4, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: March 19, 2026	By:	/s/ Kristina V. Fink
Kristina V. Fink
Senior Vice President, Secretary and Chief Governance Officer